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                                                                   Exhibit 10.26

                               FIRST AMENDMENT TO
                                EXECUTIVE OFFICER
                              EMPLOYMENT AGREEMENT

        THIS FIRST AMENDMENT TO EXECUTIVE OFFICER EMPLOYMENT AGREEMENT (the "First Amendment") is made and entered into this 21st day of October, 2005 by and between UNIVERSAL ELECTRONICS INC. (the "Employer") and PAUL D. ARLING ("Executive").


                                    RECITALS:

        WHEREAS, the Employer and Executive are parties to that certain Executive Officer Employment Agreement dated April 23, 2003; and

        WHEREAS, the Executive Officer Employment Agreement is set to expire on April 30, 2006; and

        WHEREAS, the parties wish to (i) extend the expiration date of the Executive Officer Employment Agreement to April 30, 2009, and (ii) amend Paragraph 4 of the Executive Officer Employment Agreement by providing for a bonus to be paid to Executive in accordance with certain terms and conditions as set forth within this First Amendment.

        NOW, THEREFORE, the parties, intending to be legally bound, agree as follows:

        1. Subparagraph 3(a) of the Executive Officer Employment Agreement is hereby amended to provide that the Executive Officer Employment Agreement shall continue through the end of business on April 30, 2009 (the "Extended Term").

        2. Paragraph 4 of the Executive Officer Employment Agreement is hereby amended by adding new subparagraph (k) as follows:

                " (k). STAY BONUS. A bonus in the amount of $200,000 shall be paid to Executive on the earlier of (i) December 15, 2007 (the "Stay Bonus Pay Date") but only so long as Executive is an employee of Employer on the Stay Bonus Pay Date, (ii) the effective date that Executive ceases to be an employee of Employer due to Executive's election to terminate his employment with Employer for Good Reason as provided in subparagraph 3(b)(ii) of the Executive Officer Employment Agreement."


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        3.      Except as specifically modified as set forth in this First
Amendment, the Executive Officer Employment Agreement shall be and remain in full force and effect.

        IN WITNESS WHEREOF, the parties have executed the Agreement as of this 21st day of October, 2005.

Signed and acknowledged in                 UNIVERSAL ELECTRONICS INC.
the presence of:

                                           By:
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                                              JC Sparkman, Chairman of the
                                              Compensation Committee of the
                                              UEI Board of the Directors


                                           PAUL D. ARLING

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                                           Signature




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